UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   August 19, 2009

IA Global, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-15863	13-4037641
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 California Street, Suite 2450, San Francisco, CA 94111

(Address of principal executive offices) (Zip Code)

(Registrant’s telephone number, including area code) (415) 946-8828

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition

IA Global Inc. (the “Company”) announced that it would not be able to file its Form 10-Q for the three months ended June 30, 2009 as required by August 19, 2009. This delay is due to the late filing of its Form 10-K, which the Company expects to file on August 21-28, 2009, and the late and incomplete receipt of June 30, 2009 financial records for Global Hotline and Taicom Securities Co Ltd. The Company expects to file the Form 10-Q on approximately September 3, 2009.

Preliminary Results for the Three Months Ended June 30, 2009

Preliminary results for the three months ended June 30, 2009, before any potential audit adjustments related to the filing of the Form 10-K for the twelve months ended March 31, 2009, are as follows:

Total assets- $29-$33 million as of June 30, 2009

Total liabilities- $26-$27 million as of June 30, 2009

Total stockholder equity- $3-$6 million as of June 30, 2009

Sales- $11-$13 million for the three months ended June 30, 2009

Net loss- $1-$2 million for the three months ended June 30, 2009

Additional details will be provided with the filing of the Form 10-Q for the three months ending June 30, 2009. The financial results are subject to adjustment.

Section 3 - Securities and Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

The Company received a Deficiency Letter from the NYSE AMEX Stock Exchange dated August 19, 2009. In this letter, Staff has now determined that the Company has not filed its Form 10-Q for the three months ended June 30, 2009. The timely filing of this report is a condition of the Company’s continuing listing on the Exchange, as required by Sections 134 and 1101 of the Exchanges Company Guide. In addition, the Company’s failure to file this report is a material violation of its listing agreement with the Exchange. Pursuant to 1003(d) of the Company Guide, the Exchange is authorized to suspend, and unless prompt corrective action is taken, remove the Company’s security from the Exchange.

The Company submitted a plan to the Exchange on August 4, 2009 and expects to bring the Company in compliance with Sections 134 and 1101 of the Exchanges Company Guide by October 12, 2009.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of business acquired – None.

(b)	Pro Forma financial information – None.

(d)	Exhibits –

Exhibit No.	Description

99.1	IA Global, Inc. press release dated August 19, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IA Global, Inc.

(Registrant)

Dated: August 19, 2009

By:	/s/ Mark Scott

Mark Scott

Chief Operating and Financial Officer